                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): March 5, 2001
                                                           --------------


                              InfoCure Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-12799
                                    ---------
                            (Commission File Number)


                                   58-2271614
                                   ----------
                      (IRS Employer Identification Number)


             239 Ethan Allen Highway, Ridgefield, Connecticut 06877
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 894-1300
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 5, 2001, InfoCure Corporation ("InfoCure" or the "Registrant") completed the distribution of the common stock of its dental subsidiary, PracticeWorks, Inc. ("PracticeWorks"), to its stockholders in a tax-free distribution, effective 11:59 p.m. The spin-off of PracticeWorks was effected by way of a pro rata dividend (the "Distribution") of the common stock of PracticeWorks to InfoCure's stockholders of record as of February 21, 2001 (the "Record Date"). In the Distribution, InfoCure's stockholders received one share of PracticeWorks common stock for every four shares of InfoCure common stock owned as of the Record Date.

         In connection with the Distribution, InfoCure began doing business as "VitalWorks" in Connecticut. On March 6, 2001, InfoCure's stock began trading on the Nasdaq National Market under the symbol "VWKS." InfoCure formerly traded under the symbol "INCX." InfoCure will concentrate its operations on management information technology and services exclusively for medical practices. PracticeWorks is now an independent public company trading under the symbol "PRW" on the American Stock Exchange.

         Concurrent with the Distribution, certain former officers and directors of InfoCure resigned from all positions they held with InfoCure. These included Richard E. Perlman, former chairman, James K. Price, former executive vice president and director, James A. Cochran, former chief financial officer and James D. Elliott and Raymond H. Welsh, former directors. Mr. Perlman has assumed the role of chairman of PracticeWorks, Mr. Price has assumed the role of president, chief executive officer and director of PracticeWorks, and Mr. Cochran has assumed the role of senior vice president and chief financial officer of PracticeWorks. In addition, as disclosed in a press release dated March 9, 2001 and in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2001, InfoCure named Frederick L. Fine chairman and senior advisor, Joseph M. Walsh president and chief executive officer, Stephen N. Kahane vice chairman and chief strategy officer, and Michael A. Manto executive vice president, and named each as members of its board of directors. InfoCure also appointed as independent directors Kenneth R. Adams, retired, former president of SunGard Healthcare Systems Inc. and Stephen J. Denelsky, founder and managing partner of Sapphire Capital Management LLC.

         InfoCure and PracticeWorks also entered into transition services and other agreements in connection with the distribution. The agreements provide for, among other things, services that InfoCure and PracticeWorks will provide for each other and the associated fees to be charged for such services. In connection with the Distribution, InfoCure has committed to issue approximately 878,000 shares of common stock to the shareholders of Medical Dynamics, Inc. as partial consideration for a pending acquisition of Medical Dynamics, Inc. entered into by InfoCure that will be attributed to PracticeWorks. The issuance of InfoCure shares will be recorded as an additional equity distribution to PracticeWorks representing the substance of the transaction as originally contemplated. InfoCure has transferred its corporate headquarters to VitalWorks' divisional offices in Ridgefield, Connecticut.

         Pursuant to the Transition Services Agreement, entered into between InfoCure and PracticeWorks in connection with the Distribution, James A. Cochran has agreed to provide certain accounting-related services to InfoCure. Mr. Cochran will act as Principal Financial and Accounting Officer of InfoCure in connection with this Current Report on Form 8-K and InfoCure's Annual Report on 10-K for the fiscal year ended December 31, 2000. Mr. Cochran will receive no additional remuneration for these services rendered to InfoCure.

         InfoCure adjusted outstanding InfoCure stock options in connection with the Distribution in order to preserve the intrinsic value of the options. InfoCure calculated the relationship (the "Ratio") between the closing price of the InfoCure common stock on March 5, 2001, the last trading day before the Distribution, and the opening price of InfoCure common stock on March 6, 2001, the first trading day after the Distribution. The number of new InfoCure options outstanding after the Distribution was determined by multiplying the number of outstanding InfoCure options by the Ratio. The new strike prices for the underlying outstanding options were determined by dividing the existing strike price by the Ratio. The options will continue to have the same terms and conditions set forth in the InfoCure stock option plans and agreements, including vesting schedules. The Ratio is 2.11667. Immediately following the Distribution, InfoCure had approximately 19,000,000 options outstanding.

         Further information concerning the Distribution and related matters is contained in PracticeWorks' Registration Statement on Form S-1, dated January 16, 2001, as amended, filed by PracticeWorks with the Securities and Exchange Commission A copy of each of the definitive agreements executed by InfoCure in connection with the Distribution are filed as exhibits hereto and each is incorporated herein by reference.

         This report contains certain forward-looking statements and information relating to InfoCure that are based on the beliefs of management as well as assumptions made by and information currently available to management. When used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," or any similar expressions, as they relate to InfoCure or its management or the management of any of its businesses, are intended to identify forward-looking statements. Such statements reflect the current view of InfoCure with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or planned. Reference is made in particular to the discussion set forth below in this report and set forth in InfoCure's Annual Report on Form 10-K for the year ended December 31, 1999, as amended, for a discussion of some of the risks, uncertainties and assumptions that could cause actual results to differ materially from those described in our forward-looking statements.

Item 7.  Financial Statements and Exhibits.


         (a)      Financial Statements of Businesses Acquired

                  None.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma condensed consolidated financial information of the Company included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in InfoCure's Annual Report on Form 10-K for the year ended December 31, 1999, and the unaudited consolidated financial statements and notes thereto appearing in InfoCure's Form 10-Q for the period ended September 30, 2000. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 have been presented as if the distribution had been completed as of January 1, 1999. The unaudited pro forma balance sheet has been presented as if the distribution had been completed as of September 30, 2000.

                  In the opinion of management, the accompanying pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the spin-off on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the "Pro Forma Adjustments" column.

                  The unaudited pro forma condensed financial information has been presented for informational purposes only and does not reflect the results of operations or financial position of the Company that would have occurred had the Company operated without the spun-off operations for the periods presented. Actual results might have differed. The unaudited pro forma condensed financial information should not be relied upon as being indicative of the Company's results had the Distribution been completed as of the dates presented or of results subsequent to the Distribution.

                              INFOCURE CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      (In thousands, except share amounts)

                                                                  HISTORICAL                         PRO FORMA
                                                                 SEPTEMBER 30,      PRO FORMA      SEPTEMBER 30,
                                                                     2000          ADJUSTMENTS          2000
                                                                 -------------     -----------     -------------
ASSETS
Current:
     Cash and cash equivalents                                    $  13,790       $  (3,384)(A)      $  10,406
     Accounts receivable-trade, net of allowance                     19,038          (7,302)(A)         11,736
     Other receivables                                                1,542            (571)(A)            971
     Inventory                                                        1,381            (553)(A)            828
     Refundable income taxes                                            256              --                256
     Deferred tax assets                                              9,286          (1,660)(A)          7,626
     Net assets of discontinued operations                               --          28,817 (A)             --
                                                                                    (28,817)(B)
     Prepaid expenses and other current assets                        1,158            (345)(A)            813
                                                                  ---------       ---------          ---------
             Total current assets                                    46,451         (13,815)            32,636
     Property and equipment, net of accumulated depreciation         24,572          (3,364)(A)         21,208
     Intangible assets, net of accumulated amortization             100,114         (48,085)(A)         52,029
     Deferred tax assets                                             33,163            (500)(A)         32,663
     Other assets                                                     2,552          (1,672)(A)            880
                                                                  ---------       ---------          ---------
                                                                  $ 206,852       $ (67,436)         $ 139,416
                                                                  =========       =========          =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Notes payable                                                $   1,222       $      --          $   1,222
     Accounts payable                                                 3,407          (1,919)(A)          1,488
     Accrued expenses                                                16,181          (5,628)(A)         10,553
     Accrued restructuring costs                                     15,325          (2,641)(A)         12,684
     Deferred revenue and customer deposits                          15,435          (8,862)(A)          6,573
     Current portion of long-term debt                                  409              (2)(A)            407
                                                                  ---------       ---------          ---------
             Total current liabilities                               51,979         (19,052)            32,927
Long-term debt, less current portion                                 54,930         (19,567)(A)         35,363
Deferred gain on sale of assets                                       5,584              --              5,584
Other liabilities                                                       351              --                351
                                                                  ---------       ---------          ---------
             Total liabilities                                      112,844         (38,619)            74,225
                                                                  ---------       ---------          ---------

Commitments and contingencies

Convertible, redeemable subsidiary preferred stock issuable          10,000              --             10,000
                                                                  ---------       ---------          ---------

Stockholders' equity:
     Common stock $0.001 par value, 200,000,000 authorized,
        34,183,480 outstanding                                           34              --                 34
     Additional paid-in capital                                     202,608         (28,817)(B)        173,791
     Notes receivable - officers                                    (12,398)             --            (12,398)
     Accumulated deficit                                           (106,236)             --           (106,236)
                                                                  ---------       ---------          ---------
             Total stockholders' equity                              84,008         (28,817)            55,191
                                                                  ---------       ---------          ---------

                                                                  $ 206,852       $ (67,436)         $ 139,416
                                                                  =========       =========          =========

      See accompanying notes to unaudited pro forma condensed consolidated financial information.

                              INFOCURE CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (In thousands, except per share amounts)


                                                                 HISTORICAL                               PRO FORMA
                                                                 YEAR ENDED           PRO FORMA           YEAR ENDED
                                                              DECEMBER 31, 1999    ADJUSTMENTS (C)    DECEMBER 31, 1999
                                                              -----------------    ---------------    -----------------

 Revenue:
      Systems and software                                        $  96,241          $ (34,325)           $  61,916
      Maintenance, support and services                             107,393            (20,266)              87,127
                                                                  ---------          ---------            ---------
 Total revenue                                                      203,634            (54,591)             149,043
                                                                  ---------          ---------            ---------

 Operating expense:
      Hardware and other items purchased for resale                  49,613             (9,654)              39,959
      Selling, general and administrative (excluding
          compensatory stock awards)                                104,770            (28,666)              76,104
      Research and development                                       15,655             (4,185)              11,470
      Depreciation and amortization                                  14,490             (3,284)              11,206
      Restructuring and other charges                                10,681             (1,814)               8,867
      Merger costs                                                    3,764               (659)               3,105
      Compensatory stock awards                                       1,431               (428)               1,003
                                                                  ---------          ---------            ---------

 Total operating expense                                            200,404            (48,690)             151,714
                                                                  ---------          ---------            ---------

 Operating income (loss)                                              3,230             (5,901)              (2,671)
 Interest expense and other, net                                      3,513             (1,335)               2,178
                                                                  ---------          ---------            ---------

 Loss from continuing operations before income taxes
      and extraordinary item                                           (283)            (4,566)              (4,849)
 Provision (benefit) provision for income taxes                         576             (2,186)              (1,610)
                                                                  ---------          ---------            ---------

 Net loss from continuing operations before
      extraordinary item                                               (859)            (2,380)              (3,239)

 Discontinued operations:
      Income from discontinued operations,
           net of income tax provision of $2,186                         --              2,380                2,380
                                                                  ---------          ---------            ---------

 Loss before extraordinary item                                   $    (859)         $       0            $    (859)
                                                                  =========          =========            =========

Basic and diluted net loss per share:
     Loss from continuing operations
         before extraordinary item                                $   (0.03)         $   (0.09)           $   (0.12)
     Income from discontinued operations
         net of income taxes                                             --               0.09                 0.09
                                                                  ---------          ---------            ---------

Basic and diluted net loss per share
     before extraordinary item                                    $   (0.03)         $      --            $   (0.03)
                                                                  =========          =========            =========


Weighted average shares outstanding:
     Basic and diluted                                               27,994                                  27,994
                                                                  =========                               =========

      See accompanying notes to unaudited pro forma condensed consolidated financial information

                              INFOCURE CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (In thousands, except per share amounts)


                                                          HISTORICAL                          PRO FORMA
                                                          NINE MONTHS                        NINE MONTHS
                                                             ENDED                              ENDED
                                                         SEPTEMBER 30,       PRO FORMA       SEPTEMBER 30,
                                                             2000         ADJUSTMENTS (C)       2000
                                                         -------------    ---------------   -------------
Revenue:
     Systems and software                                  $  25,126         $ (9,365)        $  15,761
     Maintenance, support and services                        79,732          (20,487)           59,245
                                                           ---------         --------         ---------
Total revenue                                                104,858          (29,852)           75,006
                                                           ---------         --------         ---------

Operating expense:
     Hardware and other items purchased for resale            25,813           (4,331)           21,482
     Selling, general and administrative                      83,422          (29,167)           54,255
     Research and development                                 13,647           (2,536)           11,111
     Depreciation and amortization                            33,243          (12,392)           20,851
     Restructuring and other charges                          23,392           (5,757)           17,635
     (Gain) loss on disposal of fixed assets                    (773)             626              (147)
                                                           ---------         --------         ---------
Total operating expense                                      178,744          (53,557)          125,187
                                                           ---------         --------         ---------

Operating loss                                               (73,886)          23,705           (50,181)
Interest expense and other, net                                3,843           (1,558)            2,285
                                                           ---------         --------         ---------

Loss from continuing operations before income taxes          (77,729)          25,263           (52,466)
Income tax benefit                                           (26,022)          (8,583)          (17,439)
                                                           ---------         --------         ---------

Net loss from continuing operations                          (51,707)          16,680           (35,027)
Discontinued operations:
     Net loss from discontinued operations,
        net of tax benefit of $8,583                              --          (16,680)          (16,680)
                                                           ---------         --------         ---------

Net loss                                                   $ (51,707)        $     --         $ (51,707)
                                                           =========         ========         =========


Basic and diluted net loss per share:
     Loss from continuing operations                       $   (1.55)        $   0.50         $   (1.05)
     Loss from discontinued operations                            --            (0.50)            (0.50)
                                                           ---------         --------         ---------

Basic and diluted net loss per share                       $   (1.55)        $     --         $   (1.55)
                                                           =========         ========         =========


Weighted average shares outstanding:
     Basic and diluted                                        33,317                             33,317
                                                           =========                          =========

      See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         See introduction to pro forma financial information on page 3. The pro forma unaudited condensed consolidated balance sheet was prepared assuming the distribution occurred as of September 30, 2000 and included "Pro Forma Adjustments" as follows:

         (A) To reclassify the assets and liabilities to be transferred to PracticeWorks in connection with the distribution as net assets of discontinued operations.

                  Deferred tax assets included in net assets of discontinued operations represent the tax attributes of assets and liabilities that will belong to PracticeWorks upon the distribution but do not include the effect of net operating losses ($7.2 million at September 30, 2000) generated by PracticeWorks through the distribution date that will remain with InfoCure.

         (B) To record the distribution of the shares of PracticeWorks common stock to InfoCure stockholders.

         The pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 have been presented as if the distribution was completed as of January 1, 1999,. These statements include "Pro Forma Adjustments" as follows:

         (C) To reclassify the operations to be transferred to PracticeWorks in connection with the distribution as discontinued operations.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------
         2.1*              Agreement and Plan of Distribution, dated as of
                           February 21, 2001, by and between InfoCure
                           Corporation and PracticeWorks, Inc.

         10.1*             Tax Disaffiliation Agreement, dated as of March 5,
                           2001, by and between InfoCure Corporation and PracticeWorks, Inc.

         10.2*             Transition Services Agreement, dated as of March 5,
                           2001, by and between InfoCure Corporation and PracticeWorks, Inc.

         10.3*             Agreement and Plan of Distribution (filed as Exhibit
                           2.1).

         10.4*             Employee Benefits and Compensation Allocation
                           Agreement, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks, Inc.

         10.5(a)*          Intellectual Property License Agreement, dated as of
                           March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

         10.5(b)*          Intellectual Property License Agreement, dated as of
                           March 5, 2001, by and between InfoCure Corporation and PracticeWorks Systems, LLC.

         10.5(c)* Assignment of Copyrights, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks
                           Systems, LLC.

         10.5(d)* Assignment of Trademarks, dated as of March 5, 2001, by and between InfoCure Corporation and PracticeWorks
                           Systems, LLC.

         10.6(a)* Employment Agreement, dated July 24, 2000, by and between InfoCure Corporation and Joseph M. Walsh.

         10.6(b)* Employment Agreement, dated November 10, 2000, by and between InfoCure Corporation and Frederick L. Fine.

         10.6(c)* Employment Agreement, dated July 24, 2000, by and between InfoCure Corporation and Steven N. Kahane.

         10.6(d)* Employment Agreement, dated July 24, 2000, by and between InfoCure Corporation and Michael A. Manto.

         10.7*             Second Amendment to Loan Agreement and Other Loan
                           Documents, dated March 5, 2001, by and among InfoCure
                           Corporation, InfoCure Systems, Inc., Thoroughbred
                           Acquisition, Inc., certain subsidiaries of InfoCure
                           Corporation and FINOVA Capital Corporation.

         99.1* Press release, issued by InfoCure Corporation on March 6, 2001.

----------
*  Previously filed.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  March 21, 2001



                                    INFOCURE CORPORATION



                                    By: /s/ James A. Cochran
                                       ----------------------------------------
                                            James A. Cochran
                                            Principal Financial  and Accounting
                                            Officer